UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2020

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.02.	Unregistered Sales of Equity Securities.

On May 5, 2020, the Company consummated an underwritten public offering (the “Offering”) of (i) 1,823,000 shares of its common stock, $0.01 par value per share (the “Common Stock”), (ii) pre-funded warrants to purchase up to 377,000 shares of Common Stock and (iii) Series F warrants to purchase 2,224,900 shares of Common Stock.  After giving effect to the shares of Common Stock sold in the Offering, the Company had 1,895,773 shares of Common Stock outstanding.

As of May 6, the number of shares of Common Stock had increased by more than 5% since the last reported number of shares Common Stock outstanding. As of May 8, 2020, the Company had 2,623,446 shares of Common Stock outstanding as a result of (i) conversions of the Company’s Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock (collectively, the “Preferred Stock”) into an aggregate of 657,414 shares of Common Stock and (ii) the issuance of an aggregate of 22,963 shares of unregistered Common Stock to the executive officers of the Company (the “Executives”) pursuant to the terms of a Support and Conversion Agreement, dated March 11, 2020 and amended on April 8, 2020, among the Company, the Executives and the other parties thereto entered into in connection with the Offering and 47,296 shares of unregistered Common Stock in relation to certain advisory services..

An additional 3,487,282 shares of Common Stock are issuable upon the conversion of the outstanding shares of Preferred Stock and an additional 1,826,579 shares of Common Stock are issuable upon the exercise of the Company’s Series E Warrants and Series E-1 Warrants (the “Warrants”) issued in connection with the sale of the Preferred Stock.  The Preferred Stock and the Warrants were sold by the Company in private placements consummated in July and August 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: May 8, 2020	By:	/s/ Barbra Keck
Name: Barbra Keck
Title: Chief Financial Officer